                                                ACCOUNT NUMBER    20219
                                                              ------------------
                                                LEASE NUMBER         01
                                                            --------------------
LESSOR:  DEXXON CAPITAL CORPORATION
       -------------------------------------------------------------------------
ADDRESS:  6133 Blue Circle Drive, Minnetonka, MN 55343
       -------------------------------------------------------------------------
LESSEE:  REALITY INTERACTIVE, INC.
        ------------------------------------------------------------------------
ADDRESS:  11200 West 78th Street, Suite 300, Eden Prairie, MN 55344
        ------------------------------------------------------------------------
    1. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the equipment set forth herein below, upon the terms and conditions hereinafter set forth.
    2.  The equipment leased hereunder is as follows:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
  QTY.             DESCRIPTION              MODEL #                  SERIAL #
- --------------------------------------------------------------------------------
              See Attached Schedule "A"



- --------------------------------------------------------------------------------
Equipment Location if other than above address:
- --------------------------------------------------------------------------------
    3. Lessee shall pay Lessor at the office of Lessor or at such other place as Lessor may hereafter designate the following rental payments, plus applicable taxes commencing June 3, 1996 and on the same day of each and every consecutive payment period thereafter in accordance with the following schedule:

- ---------------------------------------------------------------------------------------------------------------------------
  INITIAL TERM
   OF LEASE                            RENTAL PAYMENT AMOUNT                            RENTAL PAYMENT SCHEDULE
- ---------------------------------------------------------------------------------------------------------------------------
     24            Mo     Rental Payment $12,701.02   Alternate Payment Amounts      The first   one and last   one
- ------------    --------                  ---------                                           -------         -------------
   (Months)                                                                           payment(s) in the amount of

     24                   Rental Tax     $                                            $25,402.04 being payable
- ------------    --------                  ----------                                  at the time of signing this agreement
(Number of Payments)                    (subject to change)                           with    22   remaining payments.
                                                                                          ---------
Rent Payable    --------   Credit or A&H  $                                           Security Deposit of  n/a
    X   Monthly            Insurance       -----------                                                   ------------------
- --------                                                                              due at time of closing.

        Other   TOTAL Mo   PAYMENT       $12,701.02
- --------              ------               ------------


- ---------------------------------------------------------------------------------------------------------------------------


    4. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT THE MANUFACTURER OF THE EQUIPMENT. NOR MANUFACTURER'S AGENT, AND LESSEE REPRESENTS THAT LESSEE HAS SELECTED THE EQUIPMENT LEASED HEREUNDER BASED UPON LESSEE'S JUDGEMENT PRIOR TO HAVING REQUESTED LESSOR TO PURCHASE THE SAME FOR LEASING TO LESSEE, AND LESSEE AGREES THAT THE EQUIPMENT LEASED HEREUNDER IS OF A DESIGN, SIZE, FITNESS AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE AND FIT FOR ITS INTENDED PURPOSES. LESSEE FURTHER AGREES THAT LESSOR HAS MADE AND MAKES NO REPRESENTATION OR WARRANTIES OF WHATSOEVER NATURE, DIRECTLY OR INDIRECTLY, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO SUITABILITY, DURABILITY, FITNESS FOR USE AND MERCHANTABILITY OR ANY SUCH EQUIPMENT, THE PURPOSES AND USES OF THE LESSEE OR OTHERWISE. LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE CLAIM AGAINST LESSOR HEREIN FOR BREACH OF ANY WARRANTY OF ANY KIND WHATSOEVER AND LESSOR HEREBY PASSES TO LESSEE ALL WARRANTIES, IF ANY, RECEIVED BY LESSOR BY VIRTUE OF ITS OWNERSHIP OF THE EQUIPMENT. LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT LEASED HEREUNDER OR FOR THE USE OR MAINTENANCE THEREOF, OR FOR THE FAILURE OF OPERATIONS THEREOF, OR FOR THE REPAIRS, SERVICE, OR ADJUSTMENT THERETO, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY THEREOF, OR BY AN INTERRUPTION OF SERVICE OR LOSS OF USE THEREOF OR FOR ANY LOSS OF BUSINESS OR ANY OTHER DAMAGE WHATSOEVER AND HOWSOEVER CAUSED, NO DEFECT OR UNFITNESS OF THE EQUIPMENT SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT, OR ANY OTHER OBLIGATION UNDER THIS AGREEMENT TO LESSOR. (Continued on reverse side hereof)

    This Lease Agreement consisting of the foregoing AND THE REVERSE SIDE HEREOF, correctly sets forth the entire Agreement between Lessor and Lessee. No agreements or understanding shall be binding on either of the parties hereto unless specifically set forth in this Agreement. The term "Lessee" as used herein shall mean and include any and all Lessees who sign hereunder, each of whom shall be jointly and severally bound thereby.

             THIS IS A NON-CANCELLABLE LEASE FOR THE TERM INDICATED ABOVE
                                  Date Signed    June 3, 1996
                                             ----------------------------------
                                  Name of Lessee  Reality Interactive, Inc.
                                                 ------------------------------
                                                      (Full Legal Name)
ACCEPTED THIS  3rd  DAY OF   June , 1996    THE UNDERSIGNED AFFIRMS THAT HE IS
             ------        -------    --        A DULY AUTHORIZED CORPORATE
LESSOR:  Dexxon Capital Corporation         OFFICER, PARTNER OR PROPRIETOR OF
        ----------------------------             THE ABOVE NAMED LESSEE

BY:  /s/ Christopher H. Duncan  PRES  BY: /s/ Wesley W. Winnekins  CFO/Secretary
   ---------------------------------      --------------------------------------
         (Authorized Signature)                                          (title)

(Continued from reverse side hereof)
    5. The equipment is and at all times shall remain the sole and exclusive personal property of Lessor. No right, title or interest in the equipment shall pass to Lessee other than the right to maintain possession and use of the equipment for the full lease term, conditioned upon Lessee's compliance with the terms and conditions of this Agreement. Plates or markings may be affixed to or placed on the equipment indicating ownership.

    6. Lessee, at Lessee's own cost and expense, shall keep the equipment in good repair, condition and working order and shall furnish all parts, mechanisms, devices and servicing required therefore and shall not materially alter the equipment without the consent of Lessor.

    7. Lessee hereby assumes and shall bear the entire risk of loss for theft, loss, damage, or destruction of the equipment, from any and every cause whatsoever. No such loss or damage shall impair any obligation of Lessee under this Agreement which shall continue in full force and effect. In the event of such loss or damage and irrespective of, but applying full credit for payment from any insurance coverage, Lessee shall, at its own cost and expense at the option of Lessor: (a) place the same in good repair, condition and working order; or (b) replace the same with similar equipment of equal value; or (c) pay all sums due and owing under this Agreement, computed from the date of such loss or damage, in which case this Agreement shall terminate, except for Lessee's duties under paragraph 9, as of the date such payment is received by Lessor.

    8. Lessee shall comply with all laws, regulations and orders relating to this Agreement and the use, operation or maintenance of the equipment.

    9. Lessee shall indemnify Lessor against and hold Lessor harmless from any and all claims, actions, suits or proceedings, including all costs, expenses, damages, attorney's fees or other liabilities arising out of, connected with or resulting from, including without limitation the selection, delivery, possession, use, operation or return of the equipment.

    10. Lessee shall not sell, assign, sublet, pledge, mortgage, hypothecate or otherwise encumber or suffer a lien upon or against any interest in this Agreement or the equipment or remove the equipment from the place of installation set forth herein, unless Lessee obtains the written consent of Lessor which consent shall not be unreasonably withheld.

    11. Lessee shall pay directly, or to Lessor, all license fees, registration fees, assessments and taxes which may not or hereafter be imposed upon the ownership, sale (if authorized), possession or use of the equipment, excepting only those based on Lessor's income, and shall keep the equipment free and clear of all levies, liens or encumbrances arising therefrom. All required personal property tax returns relating to the equipment shall be filed by Lessee unless otherwise provided in writing.
    If Lessee fails to pay any said fees, assessments or taxes, Lessor shall have the right, but not the obligation, to pay the same and such amount, including penalties and costs, shall be repayable to Lessor with the next installment of rent and if not so paid shall be the same as failure to pay any installment of rent due hereunder. Lessor shall not be responsible for contesting any valuation of or tax imposed on the equipment but may do so strictly as an accommodation to Lessee and shall not be liable or accountable to Lessee therefore.

    12. Time is of the essence in this Agreement and no waiver by Lessor of any breach or default shall constitute a waiver of any additional or subsequent breach or default by Lessor nor shall it be a waiver of any of Lessor's rights. If any rental payment shall be unpaid for more than ten
    (10) days after the due date thereof, or if any other sum due and owing under this Agreement shall remain unpaid for more than ten (10) days. Lessor shall have the right to add and collect a reasonable late charge of ten percent (10%) or a lesser amount if established by any state or federal statute applicable thereto, plus interest at the maximum rate permitted by law together with any other expenses necessarily incurred by reason of such nonpayment and Lessor may exercise any one or more of the remedies set forth in paragraph 14.

    13. Neither this Agreement nor any interest in the equipment is assignable or transferable by operation of the law. If any proceeding under the Bankruptcy Act, as amended, is commenced by or against Lessee, if Lessee if adjudged insolvent, if Lessee makes any assignment for the benefit of creditors, if any receiver is appointed with power to take possession of the equipment or affect Lessor's rights under this Agreement, or a writ of attachment or execution if levied on the equipment and not released or satisfied within ten (10) days thereafter, this Agreement shall immediately terminate, unless Lessor gives written notice otherwise, and the equipment or this Agreement shall not be treated as an asset of Lessee and Lessor may exercise any one more of the remedies set forth in paragraph 14 for any damages occasioned thereby.

    14. If Lessee with regard to any item or items of equipment fails to pay any rent or other amount herein provided with ten (10) days after the same is due and payable, or if Lessee with regard to any item or items of equipment fails to observe, keep or perform any other provision of this Agreement required to be observed, kept or performed by Lessee, Lessor shall have the right to exercise any one or more of the following remedies:
    (a) to declare the entire amount of rent hereunder immediately due and payable as to any or all items of equipment, without notice or demand to Lessee; (b) to sue for and recover all rents, and other payments, then accrued or thereafter accuring, with respect to any or all items of equipment; (c) to peaceably take possession of any or all items of equipment without demand or notice, wherever same may be located, without any court order or other process of law and Lessee hereby waives any and all damages occasioned by such taking of possession and any said taking of possession shall not constitute a termination of this Agreement as to any or all items of equipment unless Lessor expressly so notifies Lessee in writing; (d) to terminate this Agreement as to any or all items of equipment; (e) to pursue any other remedy of law or in equity. Lessee shall pay all costs and attorney's fees incurred in collecting or attempting to collect any sums owed under this lease or in securing possession of property and costs of reconditioning the property.

    15. Lessee shall keep the equipment insured against all risks of loss or damage from every cause whatsoever for not less than the original purchase price of the equipment without consideration for depreciation and shall carry public liability insurance, both personal injury and property damage covering the equipment and Lessee shall be liable for all deductible portions of all required insurance. All said insurance shall be in form and amount and with companies satisfactory to Lessor. All insurance for loss or damage shall provide that losses, if any, shall be payable to Lessor, and all such liability insurance shall be in the join names of Lessor and Lessee. Lessee shall pay the premiums therefor and deliver to Lessor the policies of insurance or duplicates thereof, or other evidence satisfactory to Lessor of such insurance coverage. Each insurer shall agree by endorsement upon the policy or policies issued by it or by independent instrument furnished to Lessor, that it will give Lessor ten (10) days written notice prior to the effective date of any alteration or cancellation of such policy. The proceeds of such insurance payable as a result of loss of or damage to the equipment shall be applied, at the option of Lessor, as set out in Paragraph 7. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts received in payment for loss or damage under any said insurance policies. In case of the failure of Lessee to procure or maintain said insurance or to comply with any other provision of this Agreement, Lessor shall have the right but shall not be obligated, to effect such insurance or compliance on behalf of Lessee. In that event, all moneys spent by and expenses of Lessor in effecting such insurance or compliance shall be deemed to be additional rent, and shall be paid by Lessee to Lessor with the next monthly payment of rent.

    16. For the purpose of this Agreement, any notices and demands required to be given shall be given to the parties in writing and by regular mail at the address herein set forth, or to such other address as the parties may hereafter substitute by written notice.

    17. This Agreement cannot be cancelled or terminated by Lessee except for nonperformance by Lessor. Lessor shall be deemed to have fully performed at the time the equipment is delivered to and accepted by Lessee.

    18. Upon expiration of the lease term, Lessee will immediately return the equipment in as good a condition as received, less normal wear, tear and depreciation, to Lessor's branch office which is nearest to the place of installation or to such other reasonable place as is designated by Lessor. The equipment shall be carefully crated, shipped freight prepaid and properly insured.

    19. It is understood that Lessor contemplates assigning this lease, and that said assignee may assign the same. All rights of Lessor in the equipment and hereunder may be assigned, pledged, mortgaged, transferred, or otherwise disposed of, either in whole or in part, without notice to Lessee. The assignee's rights shall be free from all defenses, set-offs or counterclaims which Lessee may be entitled to assert against Lessor. No such assignee shall be obligated to perform any duty, covenant or condition required to be performed by Lessor under the terms of this lease.

    20. This agreement shall be interpreted and governed by the laws of the state of Minnesota.

                              DEXXON CAPITAL CORPORATION
                                     SCHEDULE "A"

Schedule attached and made part of that Equipment Lease/Promissory Note/Security Agreement dated the 3rd day of June, 1996 between the undersigned Lessee/Debtor and Dexxon Capital Corporation.

- --------------------------------------------------------------------------------
Qty      Description                   Model #             Serial #
- --------------------------------------------------------------------------------

1        Apple Power MAC               7500/100            APL-M3102LL/A
1        Apple Power MAC               16/1000

1        Apple Multi Scan 15" Display                      APL-M3089LL/A
1        NEC-XV17 17" Multisync Monitor                    NEC-JCI734VMA
1        3COM Fast Etherlink           10/100BT BCI        3CO-3595-TX-5Pk
2        3CO Linkbuilder TP            12Port 10BT         3CO-3CI6170
1        HP Deskjet 340 Inkjet Printer                     H-P C2655A
1        H-P Infared Adapter for H-P 340                   H-P# C3277A

2        Adobe Photoshop V3.0.1                            ADO-0110-3061
1        HP Deskjet 340 color kit                          H-P -C3280A
10       Level 5 Patch Cable           3 ft' Yellow        CAB-HPETP-38-2
1        Iomega Zip MAC Format         100MB 3PK DIE       IOM-10019
1        Sony MAC View LX Adapter                          SON-MACVIEWLX
5        Level 5 Patch Cab             7 ft.               CAB-HPETP-79
2        ASANTE Friendlynet PB 500 10BT                    ASA 99-00168-01
1        Simple Apple                  9500 16MB           SIT-STA-9500
1        Simple Apple                  32 MB 9500          SIT-STA9500/32

1        IOMEGA ZIP 100MB SCSI DR/PC                       IOM-10011
1        Quark MAC Powermac Xpress     V3.32               QRK-HXPUS332259
9        MS office STD WIN 95 Full Prod CDR                MIC-021-056V700

1        MS Word for MAC               V6.01               MIC-034-096V601
3        USR Sportster 28.8 V.34 EXT FAX                   USR-000839-00
1        MS Mac Office V.4.21 CDR                          MIC-021-088V421
3        At 6ft SER 9f/25m CAB                             CAB-ATMDDEM
2        Apple Design KB II                                APL-M289LL/A
11       Durina Winfax                 Pro V7 CDR          DKL 10-20011067000
1        AESP Level 5 Patch CAB                            CAB-C-TR345M-15

4        3COM Etherlink III ENET TP & 28.8                 3CO-3C562-TP
1        Ascend Pipeline 25 W/NT-1                         ASE-P25-1UBRI-4

1        Ascend Pipeline 50SYS ISDEN BRI U                 ASE-P50-1UBRI

1        BOCA Io BD 4 Serv 32 Par                          BOC-IO2BY4
1        Simple CPQDeskpro XL 64MB                         SIT-STCXL/64
3        TOS 400CDS                    400DT-LI-ion BAT    TOS-PA24887UR
1        Simple 8MB                    TOS T400 T410 EDO   SIT-STT400/8T

1        Quark Mac Powermac            Express V3.32       QRK-HXPUS332259
1        Adobe Mac Pagemill V1.0                           ADO-1770-0001
1        Simple 8MB TOS                T400 T410 EDO       SIT-STT400/8T

1        ADOBE Illustrator             V6.5                ADO-0150-2096
1        MS MAC Office                 V4.21 3.5           MIC-021-096V421
1        Adobe Photoshop               V3.0.1 Powermac     ADO-0110-3061
1        Sony Mac view LX Adapter                          SON-Macviewlx
1        Simple 32MB                   Apple 9500          SIT-STA9500/32
1        NEC XV17 17"                  Multisync Monitor   NEC-JC1734VMA
1        Apple Power Mac               7500/100 16/1000CD  APL-M3102LL/A
1        Quark Mac Express             V3.32               QRK-HXPUS332259
1        Adobe Maq Page                V1.0                ADO 1770-0001

1        Apple Design                  KB 11               APL-M289LL/A

1        MS Office                     V4.21 MAC CD        MIC-021-088V421

2        DIMM                          2 x 64-70 (16m)     OKI8/CBS
4        4x32-70 (8) 2k                                    OKI8/OKI

2        Apple Design                  KB 11               APL-M2891II/A
1        Simple 8MB TOS                T400 T410 EDO       SIT-STT400/8T
2        Apple Power Mac               7500/100 16/1000    APL-M3102LL/A
3        Apple Multi Scan              15" Display         APL-M3089LL/A
1        NEC XV17 + 17" MON                                NEC-JC1734VMA-1
1        EPS Es1200C Scanner           Mac W/INT           EPS-B027021-PROMAC

1        EPS ESI 1200C Scanner         MAC W/INT           EPS-BO27021 PROMAC
1        NEC XV17 + 17" MON                                NEC-JC1734VMA-1

4        9080MB Seagate Wide SCSI Bare KIT                 SB800610
         9080MB Seagate Wide SCSI2F                        SB812622
                                                           SB809292
                                                           SB812773

1        Adaptec 394OW WIDE            SCSI2 PCI       ADA-AHA-3940WKIT

2        Power Mac                     7500/100 16/1000 CDR  APL-M3102LL/A
1        3 CO Linkswitch 1000                              3CO-316900
1        3COM 3c562 Modem cable
2        Apple Multi Scan 15" display                      APL-M3089LL/A
1        Simple 8 MB Apple 9500                            SIT-StA9500/8

3        Apple Design KB 11                                APL-M289LL/A

2        Simple 16MB Apple 9500                            SIT-STA950/16
3        Simple 8MB Apple 9500                             SIT-STA9500/8
1        Power Mac 7500/100 16/1000                        APL-M3102LL/A
1        NEC XV17 + 17" Mon                                NEC-JC1734VMA-1
1        3COM Linkbuilder TP 12 Port 10BT                  3CO-3C16170
         3COM 3c562 Modem Cable
2        Apple Multi Scan 15" display                      APLM3089LL/A

1        3CO Linkswitch 1000                                3CO-3CI6900

1        HP                            7050 P100 8/1.2m    U55420396
1        HP                            7050 P100 8/1.2m    U554101709
1        HP                            7050 P100 8/1.2m    U554101474
1        Tare Notepac Compute
1        CMPQ 1501                     15" .28NI           534BC05JCI80
1        CMPQ 1501                     15" .28NI           540BC06JB987
1        CMPQ 1501                     15" .28NI           540BC06JB995
6        CMPD Simm                     1x32 MB

1        Simple 64 MB CPQ Desktop XL   (2 modules)         SIT-STCXL/64
1        Apple Multi Scan 15in Display                     APL-M3089LL/A
1        Simple 8MB Apple 9500                             SIT-STA9500/8
         3com 3c562 modem cable
         3co Linkswitch 1000           13.0                3co-3c16900

1        UTL/SS After Dark                                 76-11449
1        BP/DPUB Publisher                                 59-10474
1        Premium IBM Parall                                10-10145
1        Toner    f/5L                                     91-10154
1        Laserjet 5L                                       36-10492

1        3CO Linkswitch 1000           13.0                3CO-3CI6900
0        3com 3c562 modem cable

1        New It
2        Apple Multi Scan 15in  DISF                       SCJ544CC39X
1        3COM Linkswitch 1000                              055859

1        NEC XV17 + 17in MON                               NEC-JC1734VMA-1

14       TOS 410CDT 5/90 810MB CT Dual                     TOS-PA1215U-T2C

2        Adobe Photoshop V.3.0.5 Powermac                  ADO-0110-3061
3        Simple 32MB Apple 9500                            SIT-STA9500/32
3        Apple Power Mac 7500/100 16/1000                  APL-M3102LL/A
1        Apple Multi Scan 15in Display                     APL-M3089LL/A
3        Apple Design KB 11                                APL-M2891LL/A
2        NEC XV17 + 17in MON                               NEC-JC1734VMA-1
1        Radius Videovision Telecast Upgrade

3        Apple Design KB 11                                APL-M2891LL/A
2        NEC XV17 + 17in MON                               NEC-JC1734VMA-1
1        RAdius Videovision Telecast Upgrade

1        MS Office V4.21 MAC CDR                           MIC-021-088V421
1        Apple Design KB 11                                APL-M2891LL/A
2        Simple 16 MB Apple 9500                           SIT-STA9500/16
1        Power Mac 7500/100 16/1000                        APL-M3102LL/A
1        Apple Multi Scan 15in Display                     APL-M3089LL/A

1        CMPQ 1510 15" .28NI
1        CMPQ 7222 P100 8/1.2

1        EK Windows 95 for DU
3        BK Windows 95 For DU

1        Annex Terminal Server                             00802D0117F9

1        10' Mirage/cases- Coal Fabric
1        300 Watt Backlit Light Package
1        300 Watt Backlit Package for GPS Panel
1        Backlit Header
3        30"x30" GPS Panels - 86
3        15"x20" GPS Panels
1        Dark Green Vinyl Panel 78.5"x10"
1        Dark Green, Gold Metallic Copy Panel
1        Set of 3 Vinyl Strips 2"x9"

2        Compac 15" monitors 1510
2        Compac 7222

1        duracell AA 4pk
1        CASQV10A                                          000-1601

2        NEC 17xv + Monitor Cases 3/8th"
1        CPU, Keyboard Access Comp case
1        2 in 1 Yamaha Speaker Case

1        12 Panel Mosiak Back Wall System
1        Hard Shipping Cases/Wheels
1        Courier

2        3COM Etherlink 111 TP & 28.8 5pk                  3CO-3C562-TP-5PK

1        Simple 32MB HP Vectra VL2 5/60                    SIT-STH32000/586
1        Netserver HP 5/1000 32MB NO HDD

1        Sun Spar C station 5 ... includes                 S5M-110-32-P46
         110 MHZ CPU & Chassis
         19" monitor Monochrome
         Mono Frame Buffer
         32-Mbytes RAM
         1.05- GBYTE internal SCSI Hard Drive
         Keyboard, MOuse, Pad

1        Solaris 25 on CD with Docs and License

1        Richoh 3700 fax                                   M1360101211

1        NEC XV17 + 17in Mon                               NEC-JC1734VMA-1

1        3Com Etherlink 111 TP & 28.8 5PK                  3CO-3C562-TP-5PK
1        3COM Etherlink 111B TPO Enet 10BT 5               3CO-3C509B-TPO-5pk

3        TOS 400CDS 400CDT LI-ION BAT                      TOS-PA2487UR

1        Radius Videovision Telecast UPGD 1                RAD-0464

1        Apple Design KB 11                                APL-M2891LL/A
1        Simple 16MB Apple 9500                            SIT-STA9500/16
13       Simple 8MB TOS T400 T410 EDO                      APL-M281LL/A
11       MS Office STD Win 95 Full Prod 3.5                MIC-021-054V700
12       Symantec Winfax Pro V7.0 CDR 12                   SYM-12-00-01529
6        MS Win 95 UPG CDR                                 MIC-050-052-950
1        HP Netserver LC 5/100 32MB NO HDD                 HWP-D3594-A

1        Simple 32MB HP Vectra VL2 5/60                    SIT-STH32000/586

1        Novell NW NFS SVCS V2.1 for NW V4.1               NOV-00662644052526

4        429MB Seagate WIDE SCSI Bare                      K7527801
                                                           K7625835
                                                           K7619326
                                                           K7629563

1        AW 3.0 Mac Commercial 5 seat site                 APM30-5-SE
         license (w/studio bundle)
1        AW 3.0 Win Commercial 5-seat site
         license (w/Studio Bundle)
3        APM30 upgrade                                     APM 0022-2071-3083
                                                           APM 8079-2072-3084
                                                           APM 3084-6072-3084
1        APW 3.0 Upgrade                                   APW 2255-4078-4089

1        DYN Wind Renew Enhance Program
1        DYN Wind 5-Pack 1-hr client SU
11       MS Office STD Win 95 Full Prod                    MIC-021-054V700
12       Symantec Winfax PRO V7.0 CDR                      SYM-12-00-1529
6        MS Win 95 UPG CDR                                 MIC-050-052-950
1        HP Netserver LC 5/100 32MB NO HDD                 HWP-D3594A
1        Simple 32MB HP Vectra VL2 5/60                    SIT-STH32000/586
1        Novell NW NFS SVCS V2.1 for NW V4.1               NOV-00662644052526

1        AW 3.0 MAC Commercial                             20030-0550-182-25036

1        Novell NW NFS SVCS V2.1 for NW V4.1               NOV-00662644052526
1        HP Netserver 5/100 32MB HP Vectra VL2 5/60        HWP-D3594A
1        Simple 32MB HP Vectra VL2 5/60                    SIT-STH32000/586

1        Mitel Digital DN Line Card 12 Circuits            1CDMI141
2        Mitel superset 420 telephone                      1LANAO16
1        Mitel Superset 420 telephone                      1PHMIOO8
         All equipment now owned or hereinafter acquired.

- --------------------------------------------------------------------------------

This schedule is hereby verified as correct by the Undersigned Lessee/Debtor who acknowledges receipt thereof.

                                  LESSEE/DEBTOR:  REALITY INTERACTIVE, INC.
                                  By: /s/ Wesley W. Winnekins
                                     ------------------------------------------
                                  Title:  CF0/Secretary
                                        ---------------------------------------

- --------------------------------
DEXXON CAPITAL CORPORATION

                                ACCEPTANCE CERTIFICATE

TO:      Dexxon Capital Corporation
         6975 Washington Ave. South
         Minneapolis, MN 55439(Lessor)

FROM:    Reality Interactive, Inc.
         11200 West 78th Street
         Eden Prairie, MN 55344

RE:


         We hereby certify that we have satisfactorily received, inspected and installed all the equipment referred to in Schedule # 01 to the Master Equipment Lease Agreement #20219 dated June 3, 1996 between you and us. The subject equipment is accepted as Equipment Leased under the terms and conditions of these agreements. We understand that this acceptance may not be cancelled or revoked.

         Per Section #3 of the Master Equipment Lease, Lessee grants Lessor the right to insert the respective commencement and termination dates upon the face of the subject Schedule.


Acceptance Date:   June 3, 1996      LESSEE'S NAME:  Reality Interactive, Inc.
                  --------------
                                       By: /s/ Wesley W. Winnekins
                                           -------------------------------------

                                            Its  CFO/Secretary
                                                 ------------------------------


REFERENCE VENDOR INVOICE:

                                    LEASE ADDENDUM

Whereas, DEXXON CAPITAL CORPORATION, doing business in the state of Minnesota, known as Lessor in that certain lease agreement with Reality Interactive, Inc. of the United States of America with principal offices at Eden Prairie, MN known as Lessee in said Lease Agreement # 20219-01 entered in concurrently dated June 3, 1996 has thereby rented and leased to Lessee the personal property referred to as "equipment" as more fully described and identified below.

Now for and in consideration of said Lease, Lessor hereby gives and grants to Lessee the exclusive right and option to purchase said equipment after the term of said Lease, or an extension thereof, upon the following terms and conditions:

         1. The purchase option for said equipment shall be its' Fair Market Value. Fair Market Value shall be determined by reasonable appraisal provided by Lessee through a knowledgeable third party independent of Lessee.
         2. Lessee shall have paid all installments of rent due and shall have performed all other conditions and covenants of said Lease prior to the exercise of this option.
         3. This option may be exercised by Lessee by giving written notice to Lessor of such exercise along with the equipment appraisal and shall be accompanied by payment in full of the purchase price specified.
         4. This option shall apply to, inure to the benefit of, and be binding upon the heirs, executors, administrators, successors, or assigns of the respective parties hereto.
         5. An extension of the lease term may be granted by Lessor based on the equipments' Fair Market Value.

DESCRIPTION OF LEASED EQUIPMENT:

              See Attached Schedule "A"

Dated at Minneapolis, MN this 3rd day of June, 1996.

                                       DEXXON CAPITAL CORPORATION


                                       By:  /s/ Christopher H. Duncan
                                          --------------------------------
                                       Title:   PRES.
                                             -----------------------------

- --------------------------------
DEXXON CAPITAL CORPORATION


                     CERTIFICATE REGARDING CORPORATE RESOLUTIONS

Lessee's Full Name and Address:

 Reality Interactive, Inc.
- --------------------------
 11200 West 78th Street
- --------------------------
 Eden Prairie, MN 55344
- --------------------------

    I hereby certify to Dexxon Capital Corporation and its successors, assign and participants that I am the duly elected and acting Secretary of the above named Lessee and I further certify that:

    1. The Lessee's principal place of business is at the address set forth above.

    2. The following resolution has been duly adopted by the Lessee's Board of Directors and is in full force and effect without limitation.

    RESOLVED, that either of president or Chief Financial Officer are hereby authorized for and on behalf of the corporation to execute and deliver to Dexxon Capital Corporation all such lease agreements, loan agreements, and other agreements as he may in his discretion approve, his signature to be conclusive evidence of his approval;

    RESOLVED FURTHER, that the signatory or each of signatories named above and any other officer or authorized representative of the corporation are hereby individually authorized and on behalf of the corporation to take such further actions or sign such other documents or agreements as he in his discretion deems appropriate to consummate, supplement, amend or complete the transactions provided for or permitted under the lease agreements, loan agreements or other agreements referred to in the foregoing resolution, his signature or taking such action to be conclusive evidence of his approval;

    RESOLVED FURTHER, that these resolutions shall not be amended or revoked without prior written notice to Dexxon Capital Corporation and any such amendment or revocation shall be effective only as to transactions subsequent to delivery of such notice.

    IN WITNESS WHEREOF, I have executed this Certificate as of this 3rd day of June, 1996.

                                                 /s/ Wesley W. Winnekins
                                                 ------------------------------
                                                 Title  Secretary
                                                      -------------------------